UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

Twenty-First Century Fox, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32352

Delaware	26-0075658
(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 20, 2017 and effective as of the same day, the Board of Directors (the “Board”) of Twenty-First Century Fox, Inc. (the “Company”) amended and restated the Company’s Amended and Restated By-laws (the “By-laws”) to clarify certain requirements for director nominations and annual meeting procedures, to reflect changes to Delaware law regarding forum selection and stock certificates, and to make certain other technical changes.

The Board amended Article I, Section 1 of the By-laws to clarify the Company’s right to require any proposed nominee for election as a director to furnish information that could be material to a reasonable stockholder’s understanding of the nominee’s independence. The Board amended Article I, Section 2a of the By-laws to require that the written representation by a director nominee include that the nominee will be in compliance, if elected, and will comply with all policies applicable to directors from time to time, including without limitation governance-related policies, copies of which will be provided by the Company upon written request, in lieu of the previous requirement to comply with only publicly disclosed governance-related policies. In addition, the Board amended Article I, Section 1 to expressly provide that the Board may postpone any previously scheduled annual meeting.

In order to align certain provisions of the By-laws with the Delaware General Corporation Law (the “DGCL”), the Board amended Article V, Section 1 of the By-laws to permit any two authorized officers to sign stock certificates of the Company and amended Article XI of the By-laws to reflect that the forum selection clause applies to any action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, and, with respect to any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company, to clarify that this refers to any individual currently or formerly serving in such capacity.

Additionally, the Board approved certain procedural and clarifying amendments to the By-laws. The foregoing summary is qualified in its entirety by the full text of the By-laws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-laws of Twenty-First Century Fox, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC.

By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

Dated: April 20, 2017

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws of Twenty-First Century Fox, Inc.